LOGO


                                                                 REVOCABLE PROXY
                        FIRST MISSOURI FINANCIAL, M.H.C.

 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF FIRST MISSOURI
                               FINANCIAL, M.H.C.

  The undersigned hereby acknowledges prior receipt of the Notice of Special Meeting of Members ("Special Meeting") and the Proxy Statement (including a copy of the Prospectus delivered therewith and incorporated therein by reference) describing the matters set forth below, and indicating the date, time and place of the Special Meeting and hereby appoints the Board of Directors of First Missouri Financial, M.H.C., or any of them, the Proxy of the undersigned, each with full power of substitution, to cast all votes which the undersigned is entitled to vote at the Special Meeting and at any adjournment or adjournments thereof, on the matters referred to below in the manner specified on the reverse side hereof.

(i) Approval of the Plan of Conversion and Reorganization, as amended from time to time (the "Plan"), and a related Plan of Merger, providing for the conversion of the Mutual Holding Company from mutual form to a federal interim stock savings association ("Interim"), the simultaneous merger of Interim with and into Equality Savings and Loan Association, F.A. (the "Association"), the establishment of the Association as a wholly-owned subsidiary of Equality Bancorp, Inc. (the "Holding Company"), the exchange of the Association's shares of common stock held by the stockholders of the Association other than the Mutual Holding Company for shares of Holding Company common stock (the "Common Stock") under the terms of an exchange ratio determined by the Board of Directors of the Mutual Holding Company, the offering of Common Stock by the Holding Company in a subscription and community offering, amendment of the Association's federal stock charter to read in the form of a federal stock savings bank charter, to change the name of the Association to "Equality Savings Bank," and to eliminate certain provisions applicable for five years from October 22, 1993, the date of the formation of the Mutual Holding Company, and related transactions (collectively, the "Conversion and Reorganization");
(ii) Adjournment of the Special Meeting if necessary to permit further solicitation of proxies in the event there are insufficient votes at the time of the Special Meeting to approve the Conversion and Reorganization; and

(iii) In their discretion, upon any other matters as may properly be brought before the Special Meeting or any adjournment thereof. NOTE: The Board of Directors is not aware of any other matter that may come before the Special Meeting.
  This Proxy will be voted as directed by the undersigned member. UNLESS OTHERWISE MARKED, THIS PROXY WILL BE VOTED FOR APPROVAL OF THE CONVERSION AND REORGANIZATION AND "FOR" ADJOURNMENT OF THE SPECIAL MEETING IF NECESSARY. If any other business is presented at the Special Meeting, this Proxy shall be voted in accordance with the recommendations of Management. This Proxy may be revoked at any time before it is voted either by a written revocation of the Proxy filed with the Secretary of First Missouri Financial, M.H.C. or by submitting a later dated Proxy. The presence of a member at the Special Meeting shall not revoke a Proxy unless a written notice of such revocation is filed with the Secretary of the Special Meeting prior to the voting of such Proxy.

        (IMPORTANT: PLEASE DATE AND SIGN THE PROXY ON THE REVERSE SIDE)
 VOTING FOR THE CONVERSION AND SIGNING THIS PROXY CARD DOES NOT OBLIGATE YOU TO
                                 BUY ANY STOCK
                  (Continued and to be signed on reverse side)

LOGO

          PLEASE MARK YOUR CHOICE LIKE THIS [X] IN BLUE OR BLACK INK.

 (i) Approval of the Conversion and Reorganization
                               [_] FOR [_] AGAINST
(ii) Approval of the Adjournment, if necessary
                               [_] FOR [_] AGAINST

IMPORTANT: PLEASE SIGN YOUR NAME EXACTLY AS IT APPEARS HEREON. JOINT ACCOUNTS NEED ONLY ONE SIGNATURE, BUT ALL ACCOUNT HOLDERS SHOULD SIGN IF POSSIBLE. WHEN SIGNING AS AN ATTORNEY, ADMINISTRATOR, AGENT, CORPORATION, OFFICER, EXECUTOR, TRUSTEE, GUARDIAN OR SIMILAR POSITION, PLEASE ADD YOUR FULL TITLE TO YOUR SIGNATURE.

                                             ----------------------------------
                                             Name(s)
                                             ----------------------------------
                                             Signature(s)
                                             Date:  _____________________, 1997
                                             ----------------------------------
                                             Address
                                             ----------------------------------
                                             City          State          Zip
                                             ----------------------------------
                                             Account Number